Exhibit 99.2

August 2026 Second Quarter 2026 Earnings Supplement

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA, adjusted EPS – diluted, free cash flow or other financial items, such as the Company's projected capitation and future liquidity, as well as statements regarding the material weakness in internal control over financial reporting and the Company's ability to remediate such material weakness in a timely manner and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's last Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, and adjusted EPS – diluted of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. This presentation also contains the non-GAAP financial measure free cash flow, of which the most directly comparable financial measure presented in accordance with U.S GAAP is net cash provided by operating activities. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA, Adjusted EBITDA margin, adjusted EPS – diluted, and free cash flow as supplemental performance measures of our operations, for financial and operational decision-making, and as supplemental means of evaluating period-to-period comparisons on a consistent basis, and, for free cash flow, to reflect the cash flow trends in our business. Adjusted EBITDA is calculated as earnings before interest expense, interest income, income taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and, for periods on or prior to December 31, 2023, APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. Adjusted net income attributable to Astrana is calculated as net income, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, amortization of intangible assets attributable to acquisitions, certain tax adjustments, and amounts related to net income or loss attributable to non-controlling interests. The Company defines adjusted EPS - diluted as adjusted net income attributable to Astrana over weighted average shares of common stock outstanding - diluted. The Company defines free cash flow as net cash provided by operating activities minus cash used in purchases of property and equipment.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, adjusted net income attributable to Astrana, adjusted EPS – diluted, and free cash flow differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Astrana Health

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3 Q2 2026 Financial Results 49% 3 $972.5 Revenue 45% 3 $0.80 Adj. EPS – Diluted 2 10% 5 $92.9 5 YTD Free Cash Flow 4 Second Quarter 2026 Performance Highlights $ in millions, except for per share information 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more info rmation. 2. See “Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted” and “Use of Non - GAAP Financial Measures” slides for more information. 3. All comparisons are to the three months ended June 30, 2025 unless otherwise stated. 4. See “Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow” and “Use of N on - GAAP Financial Measures” slides for more information. 5. Free cash flow is provided for the six months ended June 30, 2026 and compared to the six months ended June 30, 2025. 43% 3 $68.9 Adj. EBITDA 1 109% 3 $19.7 NI attr. to ASTH MO1 TB2 JZ3 JZ4 AS5

4 FY 2026 Guidance Range 2,3,4 Actual FY 2025 Results $3,800 - $4,100 $3,181.8 Total Revenue $255 - $280 $205.4 Adjusted EBITDA 2 $105 - $132.5 $104.5 Free Cash Flow 3 Q2 2026 Financial Results 1 $972.5 Revenue $68.9 Adjusted EBITDA 2 $92.9 YTD Free Cash Flow 3 1. Q2 2026 Financial Results are provided for the three months ended June 30, 2026 except for free cash flow, which is provided for the six months ended June 30, 2026. 2. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjust ed EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Stateme nts” on slide 2. 3. See “ Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow ” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Statements” on slide 2. 4. Raised Adjusted EBITDA guidance to reflect broad - based outperformance across the business. $ in millions FY2026 GuidanceDH1 JZ2 JZ3 AS4

Second Quarter 2026 Highlights and Recent Updates

Growth
Sustainably growing membership to bring better care to more Americans

- Astrana now serves approximately 1.5 million patients in value-based arrangements
- Approximately 1.2 million members in our Care Partners segment

Risk Progression
Increasing alignment through total cost of care responsibility in value-based arrangements

- 81% of Q2 2026 capitation revenue from full-risk arrangements
- Continued prudent shift toward full-risk, accountable care contracts

Outcomes and Cost
Achieving superior patient outcomes while managing cost

- Medical cost trends across both Prospect and core Astrana remained firmly within expectations for the quarter
- Strong engagement in Annual Wellness Visits, supporting earlier intervention and improved care coordination; >500k automated member interactions per month

Operating Leverage
Driving operating leverage across our business through our Care Enablement suite

- On track to achieve high end of $12-15M synergy range related to Prospect
- Continued development and deployment of proprietary AI-enabled tools across clinical workflows and administrative processes, leading to 210 bps improvement in G&A as a percentage of revenue year over year (5.6% in Q2 2026, 7.7% in Q2 2025)

Astrana Health
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6 Projected Full - risk Partial - risk Members by Risk Arrangement 2 35% 47% 73% 76% 81% 81% 100% 65% 53% 27% 24% 19% 19% 2021 2022 2023 2024 2025 Q2 2026 2026 E 42% 43% 58% 57% Q2 2026 2026 E Capitated Revenue by Risk Arrangement 1 Our partial - risk membership presents an embedded opportunity for increased platform value and risk alignment. We succeed in these contracts by continuing to drive positive patient outcomes. 1. Revenue by risk arrangement represents capitation revenue only. 2. Members by risk arrangement represent Care Partners membership only. 3. Revenue for the quarter ended June 30, 2026. 4. 2026 E based on June 2026 forecast. 5. Members by risk arrangement as of June 30, 2026. Prudently transitioning to full - risk contracts to better align incentives around patient outcomes and improve unit economics 2026 E 4 2026 E 4 Q2 2026 3 Q2 2026 5AS1

7 93% 2% 1% 3% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee-for-service, net Other Income Revenue by Type 1 61% 27% 9% 3% Medicare Medicaid Commercial Other Third Parties Revenue By Payer Type 1 81% 19% Full-risk Partial-risk Revenue by Risk Arrangement 1,2 42% 58% Full-risk Partial-risk Members by Risk Arrangement 3 Our Value - Based Care Business is Diverse 1% 1. Revenue for the quarter ended June 30, 2026. 2. Revenue by risk arrangement represents capitation revenue only. 3. Members by risk arrangement represent Care Partners membership only as of June 30, 2026.AH1 AH2AS3

8 Revenue ($ in millions) Adj. EBITDA ($ in millions) $561 $687 $774 $1,144 $1,387 $2,035 $3,182 2019 2020 2021 2022 2023 ~32% CAGR 2024 $54.2 $102.8 $133.5 $140.0 $146.6 $170.4 $205.4 2019 2020 2021 2022 2023 2024 ~26% CAGR 2025 $3,800 - $4,100 $255 - $280 2026E 2026E 2025 Astrana grows profitably across all market conditions Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA”, “Guidance Reconciliation of Net In come to EBITDA and Adjusted EBITDA”, and “Use of Non - GAAP Financial Measures“ slides for more information. JZ1 AS2

9 Quarter over Quarter Segment Revenue Revenue $ in millions Q2 2025 Q3 2025 Q4 2025 Q1 2026 Care Partners High - performing network of aligned providers $ 897 .7 $892.5 Care Delivery High - quality system of employed providers $38.4 $86.9 $92.1 Care Enablement Full - stack tech, clinical, and operations platform $ 40 .9 $ 87 .3 $78.9 Inter - company $(55. 9 ) $(115.9) $(112.9) Total $654.8 $956. 0 $950.5 $909.7 $85.1 $87.7 $(117.4) $965.1 $631.4 Note: Numbers may not total due to rounding. Certain amounts disclosed in the prior periods have been recast to conform to th e c urrent period presentation. Specifically, segments are presented net of intrasegment eliminations. Q2 2026 $ 932.8 $ 74.7 $ 85.6 $(120.6) $ 972.5

10 Selected Financial Results

11 Three Months Ended June 30, 2025 2026 $ in thousands, except per share data Revenue 614,108 $ 905,804 $ Capitation, net 15,402 21,816 Risk pool settlements and incentives 2,577 13,211 Management fee income 17,878 22,982 Fee - for - service, net 4,843 8,707 Other revenue 654,808 972,520 Total revenue 634,468 938,198 Total expenses 20,340 34,322 Income from operations 10,216 $ 18,452 $ Net income 793 (1,287) Net ( loss ) income attributable to non - controlling interests 9,423 $ 19,739 $ Net income attributable to Astrana Health, Inc. 0.19 $ 0.40 $ Earnings per share – diluted 28,775 $ 52,850 $ EBITDA 1 48,101 $ 68,889 $ Adjusted EBITDA 1 0.55 $ 0.80 $ Adjusted EPS – Diluted 2 Summary of Selected Financial Results 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non - GAAP Financial Measures” slides for more inform ation. 2. See “Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS – Diluted” and “Use of Non - GAA P Financial Measures” slides for more information. TB1 TB2 TB3 TB4 TB5

12 Consolidated Total Corporate Costs Intersegment Elimination Care Enablement Care Delivery Care Partners $ in thousands 972,520 - (120,610) 85,598 74,696 932,836 $ Total revenues 109% 95% 48% % change vs prior year quarter 868,498 - (50,559) 51,665 61,923 805,469 Cost of services 54,150 21,398 (70,091) 16,158 14,552 72,133 General and administrative expenses 15,550 622 - 1,378 1,188 12,362 Depreciation and amortization 938,198 22,020 (120,650) 69,201 77,663 889,964 Total expenses 34,322 (22,020) 40 1 16,397 (2,967) 42,872 $ Income (loss) from operations *2 (238)% (14)% % change vs prior year quarter For the three months ended June 30 , 2026 Segment Results 1. Income from operations for the intersegment elimination represents sublease income between segments. Sublease income is prese nte d within other income which is not presented in the table. 2. Percentage change of over 500% TB1TB2

13 $ Change 12/31/2025 6/30/2026 $ in millions $(28.7) $429.5 $400.8 Cash and cash equivalents 1 $(76.5) $248.0 $171.5 Working capital $47.5 $793.3 $840.8 Total stockholders’ equity Balance Sheet Highlights 1. Excluding restricted cash and marketable securities. TB1 TB2

14 1 . The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue .; 2 . Other, net, for the three months ended June 30 , 2026 relates to post - acquisition integration costs, non - cash update to the fair value of an equity purchase financing obligation, accrual for non - routine legal matters, and severance .; 3 . Other, net for the three months ended June 30 , 2025 relates to transaction and other costs related to our acquisitions including Prospect, non - cash changes in the fair value of our call option and collar agreement, and severance . Three Months Ended June 30, 2025 2026 $ in thousands 10,216 $ 18,452 $ Net Income 7,382 15,997 Interest expense (2,336) (5,907) Interest income 6,609 8,758 Provision for income taxes 6,904 15,550 Depreciation and amortization 28,775 52,850 EBITDA (381) (548) Income from equity method investments 7,998 3 4,800 2 Other, net 11,709 11,787 Stock - based compensation 48,101 7% $ 68,889 7% $ Adjusted EBITDA Adjusted EBITDA margin 1 Reconciliation of Net Income to EBITDA & Adjusted EBITDA TB1TB2 TB3 MO4

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended June 30, 2026	Year Ended 2025	2024	2023	2022	2021	2020	2019
Net Income	$ 39.2	$ 24.1	$ 49.9	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	67.3	50.0	33.1	16.1	7.9	5.4	9.5	4.7
Interest income	(17.2)	(12.2)	(14.5)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	20.9	15.5	30.9	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	63.0	45.7	27.9	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	173.2	123.1	127.3	109.5	110.1	99.1	203.5	46.8
(Income) loss from equity method investments	(4.5)	(1.7)	(4.5)	(5.1)	(5.7)[9]	5.3[9]	(0.3)[9]	2.9
Gain on sale of equity method investment	-	-	-	-	-	(2.2)	-	-
Other, net	46.6[2]	45.4[3]	13.0[4]	6.2[5]	3.3[6]	(1.7)[7]	(0.5)[7]	2.0[10]
Stock-based compensation	40.8	38.6	34.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	-	-	-	14.0	16.2[9]	26.4[9]	(103.3)[9]	1.5
Adjusted EBITDA[1]	$ 256.1	$ 205.4	$ 170.4	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 3,844.2	$ 3,181.8	$ 2,034.5	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[8]	7%	6%	8%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information.; 2. Other, net, for TTM ended June 30, 2026, relates to an allowance on receivables that the Company plans to recover from the payer, post-acquisition integration costs, accruals for non-routine legal matters including $13.0 million for a legal matter with a provider associated with CFC HP, transaction and other costs related to our acquisitions including Prospect, non-cash changes related to the change in the fair value of an equity purchase finance obligation, our call option and collar agreement, and severance fees incurred.; 3. Other, net, for the year ended December 31, 2025, relates to $13.0 million for a legal matter with a provider associated with CFC HP, transaction and other costs related to our acquisitions including $25.9 million for Prospect, debt issuance costs incurred in connection with our Second Amended and Restated Credit Facility, and severance fees incurred, partially offset by employer retention tax credits related to COVID-19 relief.; 4. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, financial guarantee via a letter of credit that we provided in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, our financing obligation to purchase the remaining equity interests in one of our investments, our contingent liabilities, and the Company's collar agreement.; 5. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's collar agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 6. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 7. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020.; 8. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.; 9. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments.; 10. Other, net for the year ended December 31, 2019 is related to goodwill impairment.

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16 Reconciliation of Net Income to Adjusted Net Income Attributable to Astrana and Adjusted EPS - Diluted Three Months Ended June 30, 2025 2026 $ in thousands, except for share and per share data 10,216 $ 18,452 $ Net income (381) (548) Income from equity method investments 7,998 4,800 Other, net 1 11,709 11,787 Stock - based compensation 6,179 13,806 Amortization of intangible assets attributable to acquisitions (4,637) 3 (5,965) 2 Tax adjustments (3,715) 5 (2,561) 4 Adjusted net income attributable to non - controlling interests 27,369 $ 39,771 $ Adjusted net income attributable to Astrana Health, Inc. 6 49,470,677 49,778,028 Weighted average shares of common stock outstanding – diluted 0.55 $ 0.80 $ Adjusted earnings per share – diluted 6 1 . The components of other, net, as set forth in the table above, are described in the footnotes to the table under “Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin” . Please see the footnotes to such table for additional information .; 2 . Tax adjustments for the three months ended June 30 , 202 6 , includes the tax effect for, at a 27 . 4 % statutory blended tax rate, the adjustments made to net income of $ 8 . 2 million, partially offset by 162 (m) impact of $ 2 . 2 million .; 3 . Tax adjustments for the three months ended June 30 , 2025 , includes the tax effect for, at a 27 . 1 % statutory blended tax rate, the adjustments made to net income of $ 6 . 9 million, partially offset by 162 (m) impact of $ 2 . 3 million .; 4 . Includes net loss attributable to non - controlling interests ("NCI") of $ 1 . 3 million, offset by adjustments attributable to NCI of $ 3 . 8 million, for the three months ended June 30 , 2026 .; 5 . Includes net income attributable to NCI of $ 0 . 8 million, as well as adjustments attributable to NCI of $ 2 . 9 million, for the three months ended June 30 , 2025 . ; 6 . See “Use of Non - GAAP Financial Measures” slide fo r more information . MO1 TB2 MO3 JZ4

17 Guidance 1 Actual Results $ in thousands Year Ending December 31, 2026 Six Months Ended June 30, 2025 Year Ended December 31, 2025 Six Months Ended June 30, 2026 High Low 145,000 $ 125,000 $ 107,528 $ 114,597 $ 100,804 $ Net cash provided by operating activities (12,500) (20,000) (4,490) (10,106) (7,878) Cash used in purchases of property and equipment 132,500 $ 105,000 $ 103,038 $ 104,491 $ 92,926 $ Free cash flow 2 1. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looki ng Statements” on slide 2. 2. See “Use of Non - GAAP Financial Measures” slide for more information. Reconciliation and Guidance Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow MO1 JZ2

18 . Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA 1. Note: See “Use of Non - GAAP Financial Measures” slide for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looki ng Statements” on slide 2. 2026 Guidance Range High Low $ in thousands 74,000 $ 59,000 $ Net Income 53,000 49,000 Interest expense 44,000 38,000 Provision for income taxes 65,000 65,000 Depreciation and amortization 236,000 211,000 EBITDA (4,000) (4,000) Income from equity method investments 9,000 9,000 Other, net 39,000 39,000 Stock - based compensation 280,000 $ 255,000 $ Adjusted EBITDAAS1

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